UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 6, 2009 (March 3, 2009)

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 4.01.	Change in Registrant’s Certifying Accountant.

On March 3, 2009, the Board of Directors of TrustCo Bank Corp NY (“TrustCo”), upon the recommendation of the Audit Committee of the Board of Directors, approved the engagement of Crowe Horwath LLP (Crowe Horwath) to serve as TrustCo’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

During TrustCo’s two most recent fiscal years ended December 31, 2008 and 2007, and the subsequent interim period through March 3, 2009, neither TrustCo nor anyone on its behalf consulted with Crowe Horwath regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on TrustCo’s financial statements, and neither a written report nor oral advice was provided that Crowe Horwath concluded was an important factor considered by TrustCo in reaching a decision as to the accounting, auditing or financial reporting issue.

On March 3, 2009, the Audit Committee notified KPMG LLP that it had been dismissed as TrustCo’s independent registered public accounting firm effective as of that date.

The audit reports of KPMG LLP on TrustCo’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2008 and 2007, did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that (i) the KPMG LLP audit report on the 2008 consolidated financial statements did contain an explanatory paragraph noting that TrustCo Bank Corp NY adopted Statement of Financial Accounting Standards (SFAS) No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115” as of January 1, 2007 and (ii) the KPMG LLP audit report on the 2007 consolidated financial statements did contain an explanatory paragraph noting that TrustCo Bank Corp NY adopted SFAS No. 159 and SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an Amendment of FASB Statements No. 87,88,106 and 132(R)” as of December 31, 2006 and Staff Accounting Bulletin No. 108 “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” as of January 1, 2006.

The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During TrustCo’s two most recent fiscal years ended December 31, 2008 and 2007, and the subsequent interim period through March 3, 2009, (i) there were no disagreements between TrustCo and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K.

TrustCo provided KPMG LLP with a copy of this Current Report on Form 8-K. A letter from KPMG LLP addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the statements set forth above related to KPMG LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated March 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 6, 2009

TrustCo Bank Corp NY
(Registrant)

By:	/s/ Robert T. Cushing
Robert T. Cushing
Executive Vice President and
Chief Financial Officer